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Scudder U.S. Government Securities Fund

Classes A, B, C and I

Annual Report

October 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder U.S. Government Securities Fund	Nasdaq Symbol	CUSIP Number
Class A	KUSAX	81123L-105
Class B	KUSBX	81123L-204
Class C	KUSCX	81123L-303
Class I	N/A	81123L-402

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.40%	8.05%	6.61%	6.55%
Class B	4.52%	7.11%	5.67%	5.56%(a)
Class C	4.48%	7.14%	5.73%	5.64%(a)
Salomon Brothers 30-yr GNMA Index+	6.40%	8.93%	7.39%	7.40%
Lehman Brothers GNMA Index++	6.31%	8.88%	7.36%	7.37%

Scudder U.S. Government Securities Fund	1-Year	3-Year	5-Year	Life of Class**
Class I	5.61%	8.31%	6.87%	7.04%
Salomon Brothers 30-yr GNMA Index+	6.40%	8.93%	7.39%	7.68%
Lehman Brothers GNMA Index++	6.31%	8.88%	7.36%	7.66%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 10/31/02	$ 8.80	$ 8.78	$ 8.80	$ 8.78
10/31/01	$ 8.82	$ 8.80	$ 8.82	$ 8.81
Distribution Information:
Twelve Months: Income Dividends	$ .48	$ .40	$ .41	$ .50
October Income Dividend	$ .0350	$ .0287	$ .0294	$ .0372
SEC 30-day Yield++	3.36%	2.69%	2.77%	3.84%
Current Annualized Distribution Rate++	4.77%	3.92%	4.01%	5.08%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings* - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	44	of	65	67
3-Year	30	of	52	57
5-Year	19	of	41	46
10-Year	13	of	23	55

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results migh have been less than favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder U.S. Government Securities Fund - Class A [] Salomon Brothers 30-yr GNMA Index+ [] Lehman Brothers GNMA Index++

Yearly periods ended October 31

Comparative Results* (Adjusted for Sales Charge)
Scudder U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,065	$12,046	$13,154	$18,003
	Average annual total return	.65%	6.40%	5.64%	6.06%
Class B(c)	Growth of $10,000	$10,153	$12,087	$13,078	$17,184
	Average annual total return	1.53%	6.52%	5.51%	5.56%(a)
Class C(c)	Growth of $10,000	$10,448	$12,298	$13,212	$17,317
	Average annual total return	4.48%	7.14%	5.73%	5.64%(a)
Class I	Growth of $10,000	$10,561	$12,705	$13,938	$16,460
	Average annual total return	5.61%	8.31%	6.87%	7.04%**
Salomon Brothers 30-yr GNMA Index+	Growth of $10,000	$10,640	$12,924	$14,283	$20,420
	Average annual total return	6.40%	8.93%	7.39%	7.40%
Lehman Brothers GNMA Index++	Growth of $10,000	$10,631	$12,908	$14,261	$20,359
	Average annual total return	6.31%	8.88%	7.36%	7.37%

The growth of $10,000 is cumulative.

a Returns shown for Class B and C shares for the period prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder U.S. Government Securities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
* Returns and rankings for all periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Salomon Brothers 30-Year GNMA index is unmanaged, is on a total return basis with all dividends reinvested, and comprises GNMA 30-year pass-throughs of single-family and graduated-payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product.
++ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Beginning with the next semiannual report, the Fund will show the Lehman Brothers GNMA Index in place of the Salomon Brothers 30-Year GNMA Index as this index better reflects the Fund's diversified maturities (including 15-year mortgages).

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

In recent months, signals about the United States economic recovery have been mixed. While gross domestic product (GDP) has been growing at a rate of about 3 percent since late 2001, the nation's unemployment rate climbed to 6 percent in November, the highest level since April. During the late summer and early fall months, consumers spent less money than they did in the earlier part of the year. Companies, fearful that consumers would not buy their products and that they would be left with vast inventories of goods they could not sell (and were costly to store), slowed their manufacturing. Since companies weren't manufacturing as many products, they needed fewer employees - and thus hired fewer workers.

The good news is that we believe this slowdown is the temporary result of corporate financial scandals and political uncertainty, and the recovery will ultimately continue.

Several things are helping to keep the economy on track. First and perhaps foremost, the government has lowered interest rates to keep the economy from slowing down too much. Throughout the year, the Federal Reserve Board has said that it believes interest rates are low enough to encourage an economic recovery. It promised, however, to look out for signs of a slowdown and to cut rates again if necessary. The Fed saw the same signs of slowing that we did, and on November 6, cut 50 basis points (one-half percentage point). We believe the Fed will cut more if necessary, and will not begin to raise rates until well into 2003, after the economic recovery becomes stronger.

Another factor keeping the economy on track is a robust housing sector. Because interest rates have been low, people have been buying more homes. The Commerce Department said new home sales rose 6.4 percent in November - the largest monthly percentage jump since December 2000. And when people buy homes - as when they buy any other products - the economy is stimulated.

How will the slowdown and ultimate recovery affect the fixed-income markets? Interest rates and bond prices tend to move in opposite directions. So as interest rates have fallen, bond prices have risen. But when the recovery

Economic Guideposts Data as of 10/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

eventually strengthens and the Fed raises interest rates, bond prices will likely fall again. But we don't expect them to fall too drastically, because we don't expect interest rates to increase too drastically.

How will the slowdown and ultimate recovery affect the equity markets? Stock prices catapulted to what we believe were unjustified levels in the late 1990s. Stocks still aren't cheap, especially given the recent rally. But prices have now returned to more reasonable levels. While we don't expect stock prices to fall drastically, we don't expect them to come anywhere close to what we saw during the 1980s and 1990s.

The situation is similar abroad. Economic activity remains sluggish, with Japan and much of Europe struggling. But, as in the United States, we expect activity to improve gradually next year.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of November 11, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder U.S. Government Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder U.S. Government Securities Fund. DeIM and its predesessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Scott E. Dolan

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1989 and the fund in 1998.

• Over 13 years of investment industry experience.

• MS, Boston College.

John Dugenske

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Head of Specialty Fixed Income research and sector management: New York.

• Over 12 years of investment industry experience.

• MSME, University of Illinois.

• MBA, University of Illinois.

Sean P. McCaffrey

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 after five years of experience as a fixed income analyst specializing in synthetic GIC bond portfolios at Fidelity Investments.

• Head of Fixed Income Enhanced Strategies and Mutual Funds Group: New York.

• MBA, Yale University.

• Joined the fund in 2002.

William Chepolis

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 18 years of experience as vice president/portfolio manager and as officer/exchange trader for Norwest Bank Minnesota, N.A. (now Wells Fargo Bank).

• BIS, University of Minnesota.

• Joined the fund in 2002.

In the following interview, Scott E. Dolan, portfolio manager of Scudder US Government Securities Fund, discusses market conditions and the fund's investment strategy during the 12-month period ended October 31, 2002.

Q: How would you describe the fixed-income environment of the past 12 months?

A: The bond market delivered strong results during the period. Stock market weakness, concerns about corporate accounting scandals and worries about a potential conflict with Iraq sent investors in search of the relative safety of fixed-income assets. Interest rates declined, with rates on two-year Treasuries falling about 0.75 percentage point over the past year, and rates on 10-year Treasuries declining 0.31 percentage point.

Corporate profits have remained weak, even as manufacturing activity held steady and consumer spending remained fairly strong. This difficult environment for the corporate bond market led investors to the relatively safer and higher-quality fixed-income assets such as GNMA and Treasury securities.

Q: How did the mortgage market perform during this period?

A: Federal Home Loan Mortgage Corporation (Freddie Mac) 30-year mortgage rates also declined - from about 5.9 percent to about 5.6 percent. Currently, mortgage rates are at or near historically low levels. While the weak stock market was helping keep interest rates in check, the Federal Reserve Board was contributing as well. The Fed cut short-term rates three times between October 2 and December 11, 2001, before leaving rates unchanged the rest of the period.

Q: How did the fund perform in this environment?

A: The fund's Class A shares' total return was 5.40 percent (unadjusted for sales charges), which was below that of its benchmark, the Lehman Brothers Government National Mortgage Association (GNMA) Index,1 which rose 6.31 percent, while the average GNMA fund as tracked by Lipper Inc. returned 5.53 percent. The fund's underperformance relative to its peers is due to the fact that the portfolio's sensitivity to changes in interest rates was lower than that of its peers. In a declining-interest-rate environment, this may result in less price appreciation, but it also can help reduce the price declines when interest rates rise. As is often the case, sharply declining interest rates led to an increase in mortgage refinancings by home owners. These "prepayments," as they are known, meant mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. The high rate of refinancings was also reflected in the very sharp decline in the duration,2 or sensitivity to changes in interest rates, of GNMA portfolios. Over the last three months of the period, for example, the duration of the Lehman Brothers GNMA Index fell from approximately 2½ years to less than one year.

1 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. For example, a duration of 5 means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5% and that the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: Will you explain how you manage the fund?

A: The fund seeks to provide high current income and safety of principal. We focus on the fund's allocation between mortgages and Treasury securities. We also do an extensive analysis of prepayment expectations of individual GNMAs. The fund seeks to manage prepayment risk by adjusting the weighting between one- and two-year-old GNMAs, which are less desirable, and seasoned mortgages, which tend to have more predictable prepayment characteristics.

Q: How have you implemented this strategy?

A: Over the past year, we have spent most of our time trying to minimize prepayment risk, in part by increasing our holdings of new GNMA securities. These securities tend to have a lower prepayment rate than one- and two-year-old securities. At the same time, the fund's holdings of GNMAs issued in 1997 and 1998 have increased. These older, "seasoned" GNMAs have gone through a couple of refinancing cycles and have been shown to be less responsive to lower mortgage rates. The fund's exposure to 15-year mortgages, which have been less susceptible to prepayments, also has increased. At the same time, the fund's allocation to GNMAs has gradually risen, from approximately 78 percent of the portfolio to about 88 percent, because we felt GNMAs provided better value than Treasuries. Finally, because we do not believe it's possible to consistently predict the direction of interest rates, the duration of the fund has been kept at level that is nearly equivalent to the Lehman Brothers GNMA Index.

Q: Is the refinancing boom going to end anytime soon?

A: We think we have a way to go on refinancing. We're in uncharted territory when it comes to the level of mortgage rates and the magnitude of refinancing. In fact, investors have been surprised that prepayments haven't been even faster. But, when you dig into it more deeply, you find that there are capacity constraints in the mortgage banking community: The banks can process only so many loans each month, so prepayment rates would have been even higher if the industry had more capacity. Instead of taking three or four months, it's taking six or seven months for the system to handle all the mortgage refinancing. So, even if we do see higher mortgage rates over the next few months, we would still expect to see a high level of prepayments over the next six months.

Q: What's your outlook for the months ahead?

A: It's a wait-and-see game for several reasons. First, will the United States go to war with Iraq? Second, will the stock market stage a rebound? Third, what happens to consumer confidence? If the stock market continues to decline, we think there's a good chance interest rates will stay where they are or possibly move lower. Ultimately, the wild card is going to be Iraq and how the consumer reacts. Consumer confidence has held up very well, given what's happened with the stock market. One reason is the increased value of housing and the additional freed-up disposable income from refinancing. But, at some point, that's going to end as interest rates stop declining and there are fewer opportunities to refinance. In any case, we expect the fund's exposure to GNMAs to continue to serve investors well, given the securities, relatively high yields and attractive valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2002

Portfolio Composition	10/31/02	10/31/01

Mortgage-Backed GNMA Securities	88%	84%
FNMA/FHLMC	6%	3%
Cash Equivalents, net	5%	2%
US Treasuries	1%	11%
	100%	100%

Credit Quality	10/31/02	10/31/01

AAA	100%	100%

Interest Rate Sensitivity	10/31/02	10/31/01

Average Maturity	3.0 years	5.0 years
Average Duration	1.1 years	2.1 years

Portfolio composition and holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2002

	Principal Amount ($)	Value ($)

US Treasury Obligations .8%
US Treasury Note, 3.25%, 8/15/2007 (Cost $31,791,385)	31,500,000	32,224,752

Federal Home Loan Mortgage Corp. 2.6%
Federal Home Loan Mortgage Corporation:
6.0%, 7/1/2009	303,372	313,040
6.5% with various maturities until 9/31/2032	25,742,420	26,713,031
7.0% with various maturities until 9/31/2032	33,375,071	34,852,464
7.5% with various maturities until 11/1/2032 (c)	42,274,083	44,665,197
8.0% with various maturities until 7/1/2030	194,717	210,476
8.5% with various maturities until 7/1/2030	95,244	103,111
Total Federal Home Loan Mortgage Corp. (Cost $106,733,222)		106,857,319

Federal National Mortgage Association 3.2%
Federal National Mortgage Association:
Principal Only Certificate, 5/1/2017	9,786	8,820
5.5% with various maturities until 12/1/2028 (c)	35,948,358	37,045,442
6.0% with various maturities until 4/1/2029	1,916,026	1,997,975
6.5% with various maturities until 11/1/2030	3,310,884	3,444,248
7.0% with various maturities until 12/1/2030	172,833	182,289
7.5% with various maturities until 11/1/2032 (d)	82,686,137	87,441,860
8.0% with various maturities until 12/1/2024	2,133,004	2,285,667
8.5% with various maturities until 8/1/2030	376,913	403,553
9.0% with various maturities until 5/1/2030	457,693	495,427
11.5%, 5/1/2018	63,363	73,112
Total Federal National Mortgage Association (Cost $132,303,730)		133,378,393

Government National Mortgage Association 88.3%
Government National Mortgage Association:
5.5% with various maturities until 11/1/2032 (d)	123,000,000	124,940,940
6.0% with various maturities until 11/1/2032 (d)	410,541,440	424,658,965
6.5% with various maturities until 12/1/2032 (c)	1,171,838,203	1,221,781,833
7.0% with various maturities until 11/1/2032 (c)	1,002,287,437	1,051,303,572
7.5% with various maturities until 11/1/2032 (d)	478,617,569	509,092,290
8.0% with various maturities until 11/1/2032 (c)	204,683,895	219,319,407
8.5% with various maturities until 1/15/2031	14,619,315	15,951,895
9.0% with various maturities until 7/15/2030	16,744,122	18,502,746
9.5% with various maturities until 5/15/2027	17,102,769	19,228,813
10.0% with various maturities until 8/15/2022	10,023,044	11,465,319
10.5% with various maturities until 12/15/2021	5,082,722	5,891,729
11.0%, 4/20/2019	48,583	56,534
Total Government National Mortgage Association (Cost $3,547,709,923)		3,622,194,043

	Shares	Value ($)
Cash Equivalents 20.2%
Scudder Cash Management QP Trust, 1.87% (b) (Cost $829,481,408)	829,481,408	829,481,408

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $4,648,019,668) (a)	115.1	4,724,135,915
Other Assets and Liabilities, Net	-15.1	(619,584,659)
Net Assets	100.0	4,104,551,256

(a) The cost for federal income tax purposes was $4,648,434,925. At October 31, 2002, net unrealized appreciation for all securities based on tax cost was $75,700,990. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $76,931,879 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,230,889.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery securities included.
(d) Mortgage dollar roll included.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2002
Assets
Investments in securities, at value (cost $4,648,019,668)	$ 4,724,135,915
Receivable for investments sold	99,830,425
Interest receivable	20,743,660
Receivable for Fund shares sold	2,906,823
Total assets	4,847,616,823
Liabilities
Payable for investments purchased	1,599,670
Payable for when-issued and forward delivery securities	460,050,792
Payable for mortgage dollar rolls	270,191,248
Payable for Fund shares redeemed	7,858,624
Accrued management fee	1,474,898
Other accrued expenses and payables	1,890,335
Total liabilities	743,065,567
Net assets, at value	$ 4,104,551,256
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(37,748)
Net unrealized appreciation (depreciation) on investments	76,116,247
Accumulated net realized gain (loss)	(242,339,327)
Paid-in capital	4,270,812,084
Net assets, at value	$ 4,104,551,256

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2002 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($3,734,590,390 / 424,622,573 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.80
Maximum offering price per share (100 / 95.5 of $8.80)	$ 9.21
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($260,576,197 / 29,684,008 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.78
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($105,218,754 / 11,950,010 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.80
Class I Net Asset Value, offering and redemption price per share ($4,165,915 / 474,374 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2002
Investment Income
Interest	$ 219,621,274
Expenses: Management fee	16,746,434
Administrative fee	8,155,971
Distribution service fees	11,525,325
Trustees' fees and expenses	75,437
Total expenses, before expense reductions	36,503,167
Expense reductions	(87,529)
Total expenses, after expense reductions	36,415,638
Net investment income	183,205,636
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	107,883,496
Futures	4,407,260
112,290,756
Net unrealized appreciation (depreciation) during the period on: Investments	(89,399,731)
Futures	970,901
(88,428,830)
Net gain (loss) on investment transactions	23,861,926
Net increase (decrease) in net assets resulting from operations	$ 207,067,562

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2002	2001
Operations: Net investment income	$ 183,205,636	$ 193,379,449
Net realized gain (loss) on investment transactions	112,290,756	53,099,895
Net unrealized appreciation (depreciation) on investment transactions during the period	(88,428,830)	142,589,175
Net increase (decrease) in net assets resulting from operations	207,067,562	389,068,519
Distributions to shareholders from: Net investment income: Class A	(204,935,197)	(183,883,472)
Class B	(10,277,927)	(8,386,823)
Class C	(4,046,658)	(3,064,360)
Class I	(251,337)	(287,451)
Fund share transactions: Proceeds from shares sold	693,673,573	820,525,533
Net assets acquired in tax-free reorganization	-	1,430,528,209
Reinvestment of distributions	140,777,219	122,874,602
Cost of shares redeemed	(928,916,014)	(932,425,533)
Net increase (decrease) in net assets from Fund share transactions	(94,465,222)	1,441,502,811
Increase (decrease) in net assets	(106,908,779)	1,634,949,224
Net assets at beginning of period	4,211,460,035	2,576,510,811
Net assets at end of period (including accumulated distributions in excess of net investment income of $37,748 and $46,502, respectively)	$ 4,104,551,256	$ 4,211,460,035

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2002[e]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 8.34	$ 8.38	$ 8.86	$ 8.81
Income from investment operations: Net investment income[a]	.39	.51	.54	.53	.58
Net realized and unrealized gain (loss) on investment transactions	.07	.50	(.02)	(.41)	.07
Total from investment operations	.46	1.01	.52	.12	.65
Less distributions from: Net investment income	(.48)	(.53)	(.56)	(.60)	(.60)
Net asset value, end of period	$ 8.80	$ 8.82	$ 8.34	$ 8.38	$ 8.86
Total Return (%)[b]	5.40	12.44	6.44	1.44	7.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,735	3,908	2,414	3	3
Ratio of expenses before expense reductions (%)	.84	.83[c]	.80	.85	.80
Ratio of expenses after expense reductions (%)	.84	.81[c]	.79	.84	.80
Ratio of net investment income (%)	4.57	5.99	6.58	6.22	6.50
Portfolio turnover rate (%)	396[d]	83[d]	193	177	150
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 461% and 101% for the year ended October 31, 2002 and the year ended October 31, 2001, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.10% to 4.57%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Class B
Years Ended October 31,	2002[e]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 8.33	$ 8.37	$ 8.85	$ 8.80
Income from investment operations: Net investment income[a]	.32	.43	.47	.45	.49
Net realized and unrealized gain (loss) on investment transactions	.06	.49	(.03)	(.40)	.08
Total from investment operations	.38	.92	.44	.05	.57
Less distributions from: Net investment income	(.40)	(.45)	(.48)	(.53)	(.52)
Net asset value, end of period	$ 8.78	$ 8.80	$ 8.33	$ 8.37	$ 8.85
Total Return (%)[b]	4.52	11.39	5.54	.54	6.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	261	220	123.138		.129
Ratio of expenses before expense reductions (%)	1.63	1.68[c]	1.70	1.76	1.71
Ratio of expenses after expense reductions (%)	1.63	1.66[c]	1.69	1.75	1.71
Ratio of net investment income (%)	3.78	5.14	5.68	5.31	5.59
Portfolio turnover rate (%)	396[d]	83[d]	193	177	150
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.66%, and 1.66%, respectively.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 461% and 101% for the year ended October 31, 2002 and the year ended October 31, 2001, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.31% to 3.78%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Class C
Years Ended October 31,	2002[e]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 8.35	$ 8.40	$ 8.87	$ 8.82
Income from investment operations: Net investment income[a]	.33	.45	.48	.46	.49
Net realized and unrealized gain (loss) on investment transactions	.06	.48	(.04)	(.40)	.08
Total from investment operations	.39	.93	.44	.06	.57
Less distributions from: Net investment income	(.41)	(.46)	(.49)	(.53)	(.52)
Net asset value, end of period	$ 8.80	$ 8.82	$ 8.35	$ 8.40	$ 8.87
Total Return (%)[b]	4.48	11.57	5.50	.72	6.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	79	36.035		.024
Ratio of expenses before expense reductions (%)	1.58	1.61[c]	1.60	1.66	1.67
Ratio of expenses after expense reductions (%)	1.58	1.59[c]	1.59	1.66	1.67
Ratio of net investment income (%)	3.83	5.21	5.79	5.40	5.63
Portfolio turnover rate (%)	396[d]	83[d]	193	177	150
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.59%, and 1.59%, respectively.
[d] The portfolio turnover rates including mortgage dollar roll transactions were 461% and 101% for the year ended October 31, 2002 and the year ended October 31, 2001, respectively.
[e] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 4.36% to 3.83%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Class I
Years Ended October 31,	2002[d]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.81	$ 8.34	$ 8.38	$ 8.85	$ 8.81
Income from investment operations: Net investment income[a]	.42	.55	.56	.55	.59
Net realized and unrealized gain (loss) on investment transactions	.05	.47	(.02)	(.40)	.07
Total from investment operations	.47	1.02	.54	.15	.66
Less distributions from: Net investment income	(.50)	(.55)	(.58)	(.62)	(.62)
Net asset value, end of period	$ 8.78	$ 8.81	$ 8.34	$ 8.38	$ 8.85
Total Return (%)	5.61	12.66	6.78	1.81	7.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	4.003		.004
Ratio of expenses before expense reductions (%)	.52	.54[b]	.55	.60	.57
Ratio of expenses after expense reductions (%)	.52	.51[b]	.54	.59	.57
Ratio of net investment income (%)	4.89	6.32	6.84	6.47	6.73
Portfolio turnover rate (%)	396[c]	83[c]	193	177	150
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .51%, and .51%, respectively.
[c] The portfolio turnover rates including mortgage dollar roll transactions were 461% and 101% for the year ended October 31, 2002 and the year ended October 31, 2001, respectively.
[d] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to November 1, 2001 are included as interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.42% to 4.89%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder U.S. Government Securities Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $237,107,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($69,777,000), October 31, 2004 ($91,182,000), October 31, 2007 ($29,637,000), and October 31, 2008 ($46,511,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the fund is declared and distributed to share holders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (237,107,000)
Unrealized appreciation (depreciation) on investments	$ 75,700,990

In addition, during the year ended October 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 219,511,119

* Included in the Fund's distributions from ordinary income is $8,909,363 in excess of investment company taxable income, which in accordance with applicable US tax law, is taxable to shareholders as ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2002, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and US Treasury Securities) aggregated $18,615,752,038 and $18,868,887,380, respectively. Purchases and sales of US Treasury Securities aggregated $1,400,037,547 and $1,819,298,683, respectively. Mortgage dollar rolls aggregated $2,631,992,525 and $2,638,408,624, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to 1/12 of the annual rate of 0.45% of the first $250,000,000 of the Fund's average daily net assets, 0.43% of the next $750,000,000 of such net assets, 0.41% of the next $1,500,000,000 of such net assets, 0.40% of the next $2,500,000,000 of such net assets, 0.38% of the next $2,500,000,000 of such net assets, 0.36% of the next $2,500,000,000 of such net assets, 0.34% of the next $2,500,000,000 of such net assets and 0.32% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.41% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by each class of the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.200%, 0.250%, 0.175%, and 0.100% of the average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value of the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For year ended October 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Fee Waived	Unpaid at October 31, 2002
Class A	$ 7,495,426	$ 85,522	$ 689,850
Class B	557,003	-	57,942
Class C	151,949	-	16,698
Class I	4,296	-	424
	$ 8,208,674	$ 85,522	$ 764,914

In addition, the Administrative Fee expense on the Statement of Operations includes ($52,703) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For year ended October 31, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2002
Class B	$ 1,671,009	$ 173,244
Class C	651,213	70,158
	$ 2,322,222	$ 243,402

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended October 31, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2002	Effective Rate
Class A	$ 8,459,542	$ 805,488	0.23%
Class B	535,304	50,243	0.24%
Class C	208,257	19,902	0.24%
	$ 9,203,103	$ 875,633

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for year ended October 31, 2002, 2002, aggregated $367,237.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2002, the CDSC for Class B and C shares aggregated $537,283 and $13,935, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2002, SDI received $111,605.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for year ended October 31, 2002, totaled $12,000,588 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During year ended October 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,007 for custodian credits earned.

E. Acquisition of Assets

On May 25, 2001, the Fund acquired all the net assets of the Kemper U.S. Mortgage Fund pursuant to a plan of reorganization approved by the shareholders on May 15, 2001. The acquisition was accomplished by a tax-free exchange of 160,515,953 Class A Shares, 6,547,500 Class B Shares, and 654,408 Class C Shares of the Fund, respectively, for 199,504,747 Class A Shares, 8,104,614 shares of the Class B Shares, and 815,027 Class C Shares of the Kemper U.S. Mortgage Fund, respectively, outstanding on May 25, 2001. Kemper U.S. Mortgage Fund's net assets at that date ($1,430,528,209), including $9,554,481 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,628,491,400. The combined net assets of the Fund immediately following the acquisition were $4,059,019,609.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2002		Year Ended October 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	56,628,052	$492,699,986	74,992,518	$ 646,197,329
Class B	14,872,899	129,493,836	10,317,034	88,752,323
Class C	7,522,374	65,609,981	8,906,631	76,552,374
Class I	673,840	5,869,770	1,046,520	9,023,507
		$ 693,673,573		$ 820,525,533
Shares issued in tax-free reorganization
Class A	-	$ -	160,515,953	$ 1,369,220,533
Class B	-	-	6,547,500	55,718,909
Class C	-	-	654,408	5,588,767
		$ -		$ 1,430,528,209
Shares issued in reinvestment of dividends
Class A	15,028,512	$ 130,144,484	13,323,854	$ 114,428,905
Class B	844,612	7,302,243	669,050	5,737,236
Class C	354,853	3,079,246	281,389	2,420,750
Class I	29,049	251,246	33,571	287,711
		$ 140,777,219		$ 122,874,602
Shares redeemed
Class A	(90,263,983)	$ (784,035,437)	(94,906,160)	$ (816,291,230)
Class B	(11,005,035)	(95,467,254)	(7,322,059)	(62,821,513)
Class C	(4,872,310)	(42,397,426)	(5,201,862)	(44,692,987)
Class I	(807,227)	(7,015,897)	(1,000,165)	(8,619,803)
		$ (928,916,014)		$ (932,425,533)
Net increase (decrease)
Class A	(18,607,419)	$ (161,190,967)	153,926,165	$ 1,313,555,537
Class B	4,712,476	41,328,825	10,211,525	87,386,955
Class C	3,004,917	26,291,801	4,640,566	39,868,904
Class I	(104,338)	(894,881)	79,926	691,415
		$ (94,465,222)		$ 1,441,502,811

G. Line of credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premium on debt securities. In addition, paydowns on mortgage-backed securities, which were included in net realized gain (loss) on investment transactions, are included as interest income. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $6,756,325 reduction in cost of securities and a corresponding $6,756,325 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for year ended October 31, 2002, was to decrease net investment income by $21,356,317, decrease unrealized appreciation (depreciation) by $6,755,562, and increase net realized gains (losses) by $28,111,879. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder U.S. Government Securities Fund (the "Fund") as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder U.S. Government Securities Fund, at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

December 23, 2002	/s/ Ernst & Young LLP

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); formerly, Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	83
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); formerly, Executive Vice President, Anchor Glass Container Corporation	83
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	83
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform of Churchill Downs, Inc.)	83
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001), Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	83
Robert B. Hoffman (65) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries); formerly, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals)	83
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); formerly, Partner, Steptoe & Johnson (law firm), Commissioner, Internal Revenue Service, and Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.	83
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; formerly, member of the Investment Committee of Atlanta University Board of Trustees	83
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); formerly, Executive Vice President, Iameter (medical information and educational service provider), Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	83
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; formerly, Records Management Systems	83

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
200
William F. Glavin, Jr.[1,2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997), Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	83
Philip J. Collora (56) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
John E. Dugenske (36) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1998 to present); formerly, investment officer and portfolio manager, NISA Investment Advisors	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001), Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Charles A. Rizzo[4,5] (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000 to present); Certified Public Accountant; Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John R. Hebble[4] (44) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
Brenda Lyons[4] (40) Assistant Treasurer, 1998-present	Director of Deutsche Asset Management	n/a
John Millette[4] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[4] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Mr. Rizzo was elected to serve as Treasurer of the fund on November 20, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048